UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2017

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55774	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02 Results of Operations and Financial Condition

On August 10, 2017, Broadstone Net Lease, Inc. (the “Company”) issued a press release setting forth its results of operations for the quarter ended June 30, 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2017, Kevin F. Barry stepped down from his role as chief accounting officer of the Company and the Company’s Board of Directors unanimously approved the appointment of Timothy D. Dieffenbacher as senior vice president and chief accounting officer of the Company, effective immediately. Mr. Barry will remain in his role as treasurer of the Company and will continue in his role as chief accounting officer and treasurer of Broadstone Real Estate, LLC (“BRE”), the Company’s sponsor and manager. There were no disagreements between Mr. Barry and the Company. There are no related party transactions involving Mr. Dieffenbacher that are reportable under Item 404(a) of Regulation S-K.

Set forth below is biographical information regarding Mr. Dieffenbacher.

Prior to his appointment as senior vice president and chief accounting officer, Timothy D. Dieffenbacher, age 29, has served as the Company’s director of financial reporting since February 2017. In this capacity, he assisted the Company in its registration of common stock under the Exchange Act and in becoming a public reporting company. Mr. Dieffenbacher also serves as senior vice president and chief accounting officer for BRE’s commercial division. Prior to joining the Company and BRE, Mr. Dieffenbacher was a Senior Manager at KPMG LLP from December 2014 to February 2017, and in various other capacities from October 2009 through September 2012, where he provided audit services to domestic and multinational public companies. From September 2012 through December 2014, Mr. Dieffenbacher was a divisional controller for DeLaval, Inc., a global manufacturing organization in the dairy industry, where he was responsible for overall financial aspects of DeLaval’s emerging retail operations. Mr. Dieffenbacher is a certified public accountant and holds a B.S. in accounting from SUNY Brockport. Mr. Dieffenbacher currently serves on the board of directors of DePaul, a not-for-profit, where he also serves as the chair of the audit and investment committee.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: August 10, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated August 10, 2017